UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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PPG Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PPG INDUSTRIES, INC. ONE PPG PLACE, 40TH FLOOR PITTSBURGH, PA 15272 ATTN: INVESTOR RELATIONS PPG INDUSTRIES, INC. 2025 Annual Meeting Vote by April 16, 2025 11:59 PM ET You invested in PPG INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 17, 2025. Vote Virtually at the Meeting* April 17, 2025 11:00 a.m. (Eastern time) Virtually at: www.virtualshareholdermeeting.com/PPG2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61546-P25587 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 3, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Kathy L. Fortmann	For
1b.	Melanie L. Healey	For
1c.	Gary R. Heminger	For
1d.	Timothy M. Knavish	For
1e.	Michael W. Lamach	For
1f.	Kathleen A. Ligocki	For
1g.	Michael T. Nally	For
1h.	Guillermo Novo	For
1i.	Christopher N. Roberts III	For
1j.	Catherine R. Smith	For
2.	Approve the compensation of the Company's named executive officers on an advisory basis	For
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025	For
4.	Shareholder proposal requesting shareholder approval of certain executive officer severance arrangements	Against

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V61547-P25587